                                                                      Exhibit 24


                                POWER OF ATTORNEY


            KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry A. Grundhofer, David M. Moffett and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 of U.S. Bancorp, and any and all amendments including post-effective amendments, and to file the same, with all exhibits and other documents with Securities and Exchange Commission, granting to said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue of this Power of Attorney.


                     Signature                                         Title                            Date
                     ---------                                         -----                            ----

 /s/ John F. Grundhofer                                   President, Chief Executive              July 17, 2001
---------------------------------------------------       Officer and Director (principal
John F. Grundhofer                                        executive officer)


 /s/ David M. Moffett                                     Chief Financial Officer                 July 17, 2001
---------------------------------------------------       (principal financial officer)
David M. Moffett


 /s/ Terrance R. Dolan                                    Senior Vice President and               July 17, 2001
---------------------------------------------------       Controller (principal
Terrance R. Dolan                                         accounting officer)



 /s/ Linda L. Ahlers                                      Director                                July 17, 2001
---------------------------------------------------
Linda L. Ahlers


 /s/ Victoria B. Buyniski Gluckman                        Director                                July 17, 2001
---------------------------------------------------
Victoria B. Buyniski Gluckman


                                                          Director                                July 17, 2001
---------------------------------------------------
Arthur D. Collins, Jr.


 /s/ Peter H. Coors                                       Director                                July 17, 2001
---------------------------------------------------
Peter H. Coors

                     Signature                                         Title                            Date
                     ---------                                         -----                            ----

 /s/ John C. Dannemiller                                  Director                                July 17, 2001
---------------------------------------------------
John C. Dannemiller


 /s/ Joshua Green III                                     Director                                July 17, 2001
---------------------------------------------------
Joshua Green III


 /s/ John F. Grundhofer                                   Director                                July 17, 2001
---------------------------------------------------
John F. Grundhofer


 /s/ J. P. Hayden, Jr.                                    Director                                July 17, 2001
---------------------------------------------------
J. P. Hayden, Jr.


 /s/ Roger L. Howe                                        Director                                July 17, 2001
---------------------------------------------------
Roger L. Howe


                                                          Director                                July 17, 2001
---------------------------------------------------
Thomas H. Jacobsen


 /s/ Delbert W. Johnson                                   Director                                July 17, 2001
---------------------------------------------------
Delbert W. Johnson


 /s/ Joel W. Johnson                                      Director                                July 17, 2001
---------------------------------------------------
Joel W. Johnson


 /s/ Jerry W. Levin                                       Director                                July 17, 2001
---------------------------------------------------
Jerry W. Levin


 /s/ Sheldon B. Lubar                                     Director                                July 17, 2001
---------------------------------------------------
Sheldon B. Lubar


                                                          Director                                July 17, 2001
---------------------------------------------------
Frank Lyon, Jr.


 /s/ Daniel F. McKeithan, Jr.                             Director                                July 17, 2001
---------------------------------------------------
Daniel F. McKeithan, Jr.

                     Signature                                         Title                            Date
                     ---------                                         -----                            ----


 /s/ David B. O'Maley                                     Director                                July 17, 2001
---------------------------------------------------
David B. O'Maley


 /s/ O'dell M. Owens, M.D., M.P.H.                        Director                                July 17, 2001
---------------------------------------------------
O'dell M. Owens, M.D., M.P.H.


 /s/ Thomas E. Petry                                      Director                                July 17, 2001
---------------------------------------------------
Thomas E. Petry


 /s/ Richard G. Reiten                                    Director                                July 17, 2001
---------------------------------------------------
Richard G. Reiten


 /s/ Walter Richey                                        Director                                July 17, 2001
---------------------------------------------------
S. Walter Richey


                                                          Director                                July 17, 2001
---------------------------------------------------
Warren R. Staley


 /s/ Patrick T. Stokes                                    Director                                July 17, 2001
---------------------------------------------------
Patrick T. Stokes


 /s/ John J. Stollenwerk                                  Director                                July 17, 2001
---------------------------------------------------
John J. Stollenwerk